UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2003



                      RENAISSANCE  MORTGAGE  ACCEPTANCE CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-82550-06                 52-2356399
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               1000 Woodbury Road
                            Woodbury, New York 11797
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (516) 364-8500

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Home Equity Loan Asset-Backed Certificates, Series 2003-2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2003 among Delta Funding Corporation, as Seller, Renaissance Mortgage Acceptance Corp , as Depositor, Ocwen Federal Bank FSB, as Servicer, and JPMorgan Chase Bank, as trustee.

    On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

RENAISSANCE HOME EQUITY LOAN TRUST 2003-3
Home Equity Loan Asset-Backed Certificates, Series 2003-2
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                JPMORGAN CHASE BANK,



Date:  January 7, 2004     By:   /s/  Andreas Auer
                                  --------------------------------------------
                            Name:    Andreas Auer
                            Title:   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2003

               Renaissance Home Equity Loan Trust, Series 2003-2
                         STATEMENT TO CERTIFICATEHOLDERS
                                December 26, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A      328,600,000.00  317,751,166.33    4,684,707.40      426,503.71     5,111,211.11       0.00        0.00      313,066,458.93
M1      26,000,000.00   26,000,000.00            0.00       43,518.40        43,518.40       0.00        0.00       26,000,000.00
M2A     12,000,000.00   12,000,000.00            0.00       32,227.08        32,227.08       0.00        0.00       12,000,000.00
M2F     10,000,000.00   10,000,000.00            0.00       41,500.00        41,500.00       0.00        0.00       10,000,000.00
M3      11,600,000.00   11,600,000.00            0.00       43,638.96        43,638.96       0.00        0.00       11,600,000.00
M4       4,800,000.00    4,800,000.00            0.00       22,190.83        22,190.83       0.00        0.00        4,800,000.00
R1               0.00            0.00            0.00            0.00             0.00       0.00        0.00                0.00
R2               0.00            0.00            0.00            0.00             0.00       0.00        0.00                0.00
R3               0.00            0.00            0.00            0.00             0.00       0.00        0.00                0.00
P              100.00          100.00            0.00      106,261.29       106,261.29       0.00        0.00              100.00
TOTALS 393,000,100.00  382,151,266.33    4,684,707.40      715,840.27     5,400,547.67       0.00        0.00      377,466,558.93

AIO     46,665,520.00   44,785,381.00            0.00      111,963.45       111,963.45          0.00        0.00    44,224,350.00
BIO    400,000,000.00  389,151,166.33            0.00    1,863,827.72     1,863,827.72          0.00        0.00   384,466,458.93
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A         759950AW8      966.98468147    14.25656543    1.29794191    15.55450733       952.72811604         A     1.558750 %
M1        759950AY4    1,000.00000000     0.00000000    1.67378462     1.67378462     1,000.00000000         M1    1.943750 %
M2A       759950AZ1    1,000.00000000     0.00000000    2.68559000     2.68559000     1,000.00000000         M2A   3.118750 %
M2F       759950BA5    1,000.00000000     0.00000000    4.15000000     4.15000000     1,000.00000000         M2F   4.980000 %
M3        759950BB3    1,000.00000000     0.00000000    3.76197931     3.76197931     1,000.00000000         M3    4.368750 %
M4        759950BC1    1,000.00000000     0.00000000    4.62308958     4.62308958     1,000.00000000         M4    5.368750 %
P         N/A          1,000.00000000     0.00000000            ##             ##     1,000.00000000         P     0.000000 %
TOTALS                   972.39483229    11.92037203    1.82147605    13.74184808       960.47446026

AIO       759950AX6      959.71031717     0.00000000    2.39927574     2.39927574       947.68792890         AIO   3.000000 %
BIO       N/A            972.87791583     0.00000000    4.65956930     4.65956930       961.16614733         BIO   5.747364 %
-----------------------------------------------------------------------------------------------------    -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                -------------------------------------------------
                                Joshua E Safchik
               JPMorgan Chase Bank - Structured Finance Services
                         4 New York Plaza, 6th Floofr,
                            New York, New York 10004
                              Tel: (212) 623-5378
                        Email: Joshua.Safchik@chase.com

                -------------------------------------------------

                                      -5-

Principal Funds:
Scheduled Principal                                                                                                    465,969.41
Curtailments                                                                                                            42,597.09
Prepayments and Liquidations                                                                                         4,176,140.90
Current Realized Losses                                                                                                      0.00
                        Total Principal Remitance                                                                    4,684,707.40

Interest Funds:
Scheduled Interest                                                                                                   2,687,360.20
Soldiers' & Sailors' Civil Relief Act                                                                                        0.00
Prepayment Charges                                                                                                     106,261.29
Other Shortfalls                                                                                                             0.00
Servicing Fee                                                                                                           97,287.80
Trustee Fee                                                                                                              3,080.78
Custodian Fee                                                                                                            1,621.46
                        Total Interest Remitance                                                                     2,691,631.45

Trust Account Funds deposited to Distribution Account:
Excess Funding Amount                                                                                                        0.00
Class P Deposit                                                                                                              0.00
First Payment Loan Shortfall                                                                                                 0.00
Interest Rate Cap Amount                                                                                                     0.00
                        Total Trust Account Funds                                                                            0.00

                        Available Funds                                                                              7,376,338.85

Beginning Pool Stated Principal Balance                                                                            389,151,166.33
Ending Pool Stated Principal Balance                                                                               384,466,458.93

Beginning Loan Count                                                                                                     2,962.00
Ending Loan Count                                                                                                        2,928.00

Number of Loans Modified                                                                                                        0
Balance of Loans Modified                                                                                                    0.00

Weighted Average Mortgage Rate                                                                                             8.29 %
Weighted Average Net Rate                                                                                                  7.97 %
Weighted Average Term to Maturity                                                                                             314

Monthly Advances                                                                                                       747,362.82

Excess Interest paid as principal                                                                                            0.00


Interest Carryover Shortfall Occured This Period
                        Class A                                                                                              0.00
                        Class M1                                                                                             0.00
                        Class M2A                                                                                            0.00
                        Class M2F                                                                                            0.00
                        Class M3                                                                                             0.00
                        Class M4                                                                                             0.00

Remaining Interest Carryover Shortfall
                        Class A                                                                                              0.00
                        Class M1                                                                                             0.00
                        Class M2A                                                                                            0.00
                        Class M2F                                                                                            0.00
                        Class M3                                                                                             0.00
                        Class M4                                                                                             0.00

Principal Carryover Shortfall Occured This Period
                        Class A                                                                                              0.00
                        Class M1                                                                                             0.00
                        Class M2A                                                                                            0.00
                        Class M2F                                                                                            0.00
                        Class M3                                                                                             0.00
                        Class M4                                                                                             0.00

Remaining Principal Carryover Shortfall
                        Class A                                                                                              0.00
                        Class M1                                                                                             0.00
                        Class M2A                                                                                            0.00
                        Class M2F                                                                                            0.00
                        Class M3                                                                                             0.00
                        Class M4                                                                                             0.00

Net Rate Carryover Shortfall Distributed (From Interest Rate Cap Amount)
                        Class A                                                                                              0.00
                        Class M1                                                                                             0.00
                        Class M2A                                                                                            0.00
                        Class M2F                                                                                            0.00
                        Class M3                                                                                             0.00
                        Class M4                                                                                             0.00

Net Rate Carryover Shortfall Distributed (From Available Funds)
                        Class A                                                                                              0.00
                        Class M1                                                                                             0.00
                        Class M2A                                                                                            0.00
                        Class M2F                                                                                            0.00
                        Class M3                                                                                             0.00
                        Class M4                                                                                             0.00

Remaining Net Rate Carryover Shortfall
                        Class A                                                                                              0.00
                        Class M1                                                                                             0.00
                        Class M2A                                                                                            0.00
                        Class M2F                                                                                            0.00
                        Class M3                                                                                             0.00
                        Class M4                                                                                             0.00


Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                         Group Totals
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month                        63            6,997,968.74                   1.82 %
                        2 Month                        16            2,151,971.39                   0.56 %
                        3 Month                         3              289,705.83                   0.08 %
                         Total                         82            9,439,645.96                   2.46 %

                        Foreclosure Reporting:
Number of Foreclosure Loans that are Current                                                                                    0
Principal Balance of Foreclosure Loans that are Current                                                                      0.00
Number of Foreclosure Loans that are 1 Month Delinquent                                                                         0
Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                                           0.00
Number of Foreclosure Loans that are 2 Months Delinquent                                                                        1
Principal Balance of Foreclosure Loans that are 2 Months Delinquent                                                     40,371.11
Number of Foreclosure Loans that are 3+ Months Delinquent                                                                      10
Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                                                 1,924,700.20
Total Number of Foreclosure Loans                                                                                              11
Total Principal Balance of Foreclosure Loans                                                                         1,965,071.31

                        Bankruptcy Reporting:
Number of Bankruptcy Loans that are Current                                                                                     2
Principal Balance of Bankruptcy Loans that are Current                                                                 188,972.36
Number of Bankruptcy Loans that are 1 Month Delinquent                                                                          0
Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                                                            0.00
Number of Bankruptcy Loans that are 2 Months Delinquent                                                                         0
Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                                                           0.00
Number of Bankruptcy Loans that are 3+ Months Delinquent                                                                        0
Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                                                          0.00
Total Number of Bankruptcy Loans                                                                                                2
Total Principal Balance of Bankruptcy Loans                                                                            188,972.36

Number of REO Loans                                                                                                             2
Principal Balance of REO Loans                                                                                         342,113.05

Net Rate Cap Fund:
       Beginning Balance                                                                                             5,000.00
       Net Rate Cap Fund Deposit                                                                                         0.00
       Withdrawals to Distribution Acccount                                                                              0.00
       Ending Balance                                                                                                5,000.00

Prefunding Account:
       Beginning Balance                                                                                                 0.00
       Subsequent Mortgage Loans                                                                                         0.00
       Excess Funding Amount                                                                                             0.00
       Ending Balance                                                                                                    0.00

First Payment Loan Account:
       Beginning Balance                                                                                                 0.00
       First Payment Loan Shortfall                                                                                      0.00
       Withdrawals to Seller                                                                                             0.00
       Ending Balance                                                                                                    0.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
